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                                                                      Exhibit 23


                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-17215, 33-29138, 33-55419, 333-32295 and
333-32229) of Hancock Fabrics, Inc. of our report dated March 7, 2000 appearing on page 21 of the Annual Report to Shareholders, which is incorporated in this Annual Report of Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Memphis, Tennessee
April 27, 2000